EXHIBIT 10.2

First Amendment to the

Services Agreement

among

CarrierEQ, Inc. d/b/a Airfox

Airfox Serviços e Intermediações Ltda.

the Employee Stockholders (as such term is defined herein)

and

Via Varejo S.A.

Dated June 7, 2019

FIRST AMENDMENT TO THE SERVICES AGREEMENT

This First Amendment to the Services Agreement (“Amendment”) is entered into as of June 7, 2019 (the “Amendment Date”) by and among,

Via Varejo S.A., a corporation duly incorporated and validly existing under the laws of the Federative Republic of Brazil (“Brazil”), headquartered in the City of São Caetano do Sul, State of São Paulo, at Rua Samuel Klein No. 83, Centro, Zip Code 09.520-010, enrolled at the Corporate Taxpayer Registry of the Ministry of Finance (“CNPJ/MF”) under No. 33.041.260/0652-90 (hereinafter referred to as “Client”);

CarrierEQ, Inc. d/b/a Airfox, a corporation duly incorporated and validly existing under the laws of Delaware, located at 207 South Street, Suite 172, Boston, MA 02111 (hereinafter referred to as “Airfox”);

Airfox Serviços e Intermediações Ltda., a corporation duly incorporated and validly existing under the laws of Brazil, located at WeWork // Airfox, Rua Butantã 194, Pinheiros, São Paulo - SP, Brazil 05424-000, enrolled with CNPJ/MF 30.723.871/0001-02 (hereinafter referred to as “Airfox Brazil”); and

The employee stockholders listed in Schedule 1.1(a) of the Agreement (the “Employee Stockholders”), solely for the purposes of sections that specifically reference obligations of the Employee Stockholders, and additionally for Victor Santos any provision personally obligating him as an individual.

Each of Client, Airfox and Airfox Brazil, where applicable, the Employee Stockholders, hereinafter referred to, individually, as “Party” and, collectively, as “Parties”.

W I T N E S S E T H:

WHEREAS, on September 11, 2018 the Parties entered into a Services Agreement by means of which Client engaged Airfox to provide (i) the Development Services related to the design and develop a mobile direct consumer payment solution for in-store credit and application programming interface, to be integrated with Airfox Mobile Wallet; and (ii) License and Maintenance Services related to services to implement, maintain, modify, host, distribute and manage the VV API (the “Agreement”).

WHEREAS, Client agrees to advance payments of Phase 3 Funding and Phase 4 Funding, subject to certain conditions.

WHEREAS, Client and Airfox agree to amend Schedule 3.1 and Schedule 4.1 hereto in order to reschedule, adjust and exclude certain Deliverables.

WHEREAS, Client must perform certain tasks and actions in order (i) to support the customization, development and implementation of the VV API; (ii) to enable the integration of Client´s current IT environment with the VV API and the Airfox Mobile Wallet, and (iii) to provide the VV Operational Launch Services, as provided in Sections 6.1, 6.2, 9.1, 9.2 and 9.3.

WHEREAS, Client shall make payments in order to accomplish the VV Tasks in an amount higher than the initially forecasted, and the Parties agree that the VV Tasks are for the benefit of Airfox’s future activities and results.

WHEREAS, Airfox agrees to reimburse the Client for payments and disbursements made in connection to the VV Tasks, pursuant to the terms and conditions set forth in this Amendment; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the parties hereto agree as follows:

DEFINITIONS

1.1

Defined Terms. The terms and expressions used herein shall have the same meaning ascribed to them in the Agreement, except if otherwise expressly provided for herein.

AMENDMENT TO THE AGREEMENT

1.2

Section 1. DEFINITIONS; INTERPRETATIONS. By mutual consent, the Parties hereby agree to amend Section 1.1 of the Agreement to add the following defined terms:

“Convertible Note” means any of the notes convertible into common shares of Airfox’s capital stock that may be issued by Airfox to Client pursuant to the terms and conditions of the Convertible Note Purchase and Call Option Agreement, as amended, other than the Additional Note.

“VV Payments” means any payments by Client of expenses, taxes, salaries and wages, contributions, bonuses, severance fees and other liabilities or costs and expenses related to the VV Tasks.

“VV Tasks” means the obligations of Client under this Agreement (i) to support the customization, development and implementation of the VV API; (ii) to enable the integration of Client’s current information environment with the VV API and the Airfox Mobile Wallet, and (iii) to provide the VV Operational Launch Services, as provided in Sections 6.1, 6.2, 9.1, 9.2 and 9.3.

1.3

Section 3. DEVELOPMENT FUNDING. By mutual consent, the Parties hereby agree to amend Section 3.1 of the Agreement, which shall read as follows as from the date hereof:

Delivery of the Development Services Airfox shall provide the Development Services in two different phases, as follows:

(i)

Specification and Customization (“Phase 1”). Phase 1 shall commence on (a) the First Planning Period, and (b) the Parties mutually agree in writing on the Phases 1 and 2 Acceptance Criteria (the “Phase 1 Start Date”).  No later than two (2) months after the Phase 1 Start Date (“Phase 1 Deadline”), Airfox shall have completed the Development Services identified in Schedule 3.1 as Phase 1

Deliverables, subject to the Cure Periods set forth in Section 19.3(i), as applicable.

(ii)

Implementation of Features (“Phase 2”). Phase 2 shall commence after (a) the completion and acceptance of Phase 1 by Client, and (b) receipt by Airfox of the Phase 2 Funding. Airfox shall complete the Phase 2 Development Services described in Schedule 3.1, as amended hereto until July 31st, 2019 (“Phase 2 Deadline”), subject to the Cure Periods set forth in Section 19.3(i), as applicable.  Notwithstanding the foregoing, to the extent that Airfox’s failure to accomplish the Phase 2 Deliverable set forth in Item 2.1(ii)(g) of Schedule 3.1 (i.e., issuance of a physical pre-paid debit card) (the “Pre-Paid Debit Card Issuance”) within the Phase 2 Deadline is due to a delay on the part of the applicable third-party provider for such debit card or the Client, and not due to a failure by Airfox, such failure to accomplish the Pre-Paid Debit Card Issuance (1) shall not be a breach of Airfox’s obligation to provide such Deliverable during Phase 2, (2) Airfox shall not be liable for such delay, and (3) Client shall not be entitled to terminate the agreement due to such failure to accomplish the Pre-Paid Debit Card Issuance by the Phase 2 Deadline; provided that in no event shall Phase 2 be extended by more than ninety (90) days due a delay with respect to the Pre-Paid Debit Card Issuance.

1.4

Section 4. LICENSE AND MAINTENANCE SERVICES. By mutual consent, the Parties hereby agree to amend Section 4.1 of the Agreement, which shall read as follows as from the date hereof.

4.1. License and Maintenance Services. Airfox shall provide the License and Maintenance Services in two different phases, as follows:

(i)

Pilot Test (“Phase 3”): Phase 3 shall commence upon the receipt by Airfox of the Phase 3 Funding.  Airfox shall complete the Maintenance Services identified in Schedule 4.1 as Phase 3 Deliverables until July 31st, 2019 (“Phase 3 Deadline”), subject to the Cure Periods set forth in Section 19.3(i), as applicable.

(ii)

National Rollout (“Phase 4”): Phase 4 shall commence upon receipt by Airfox of the Phase 4 Funding, Airfox shall complete the Maintenance Services identified in Schedule 4.1 as Phase 4 Deliverables until July 31st, 2019 (“Phase 4 Deadline”), subject to the Cure Periods set forth in Section 19.3(i), as applicable.

1.5

Section 7. PAYMENT. By mutual consent, the Parties hereby agree to amend Sections 7.1, 7.2, 7.4, 7.6, 7.8 and 7.10 of the Agreement and to add Sections 7.1.1, 7.1.2 and 7.11, which shall read as follows as from the date hereof:

“7.1

Payment and Funding. In consideration for the Airfox Services rendered by Airfox and to fund the development of each Phase, Client shall make the following Payment and VV Funding according to the completion of each Phase as described in Sections 3.1 and 4.1:

“Payment” shall mean:

(i)

U.S. $256,000, non-refundable, to be paid by Client to Airfox within thirty (30) days of the date of this Agreement.

“VV Funding” shall mean:

(i)

Phase 2: U.S. $2,500,000, to be paid upon completion of Phase 1, in accordance with Section 3.1 (the “Phase 2 Funding”), in exchange for a Convertible Note in the same amount to be issued by Airfox in the form attached herein as Exhibit B;

(ii)

Phase 3: U.S. $3,500,000, to be paid on June 15th, 2019 (the “Phase 3 Funding”), in exchange for a Convertible Note in the same amount to be issued by Airfox in the form attached herein as Exhibit B;

(iii)

Phase 4: U.S. $4,000,000, to be paid, subject to the conditions provided in Section 7.1.1 below, on July 15th, 2019, (the “Phase 4 Funding”), in exchange for a Convertible Note in the same amount to be issued by Airfox in the form attached herein as Exhibit B; and

(iv)

Additional Funding: Additional amounts to be paid to Airfox pursuant to the Convertible Note Purchase and Call Option Agreement in exchange for additional notes (“Additional Notes”).”

 “7.1.1

The Phase 4 Funding payment on July 15th, 2019 shall be subject to within fifteen (15) days prior to July 15th, 2019, the presentation by Airfox to Client of a timetable satisfactory to Client demonstrating that Airfox will be able to accomplish, no later than July 31st, 2019, the following: (A) the deliverable provided in Schedule 4.1(2) (National Rollout) in all Client´s physical stores, in accordance with Section 5 of the Agreement; and (B) the deliverable provided in Schedule 3.1(2.1, ii, g) (Issuance of physical pre-paid debit card).”

“7.2

Use of Funding.  For the avoidance of doubt, the Payment, the Phase 2 Funding, the Phase 3 Funding, the Phase 4 Funding and the Additional Funding may be used by Airfox in connection with the Airfox Services, the VV Tasks performed since January 2019, and related operation expenses; provided that Airfox may not use the VV Funding to make any payments to Airfox stockholders.  For the avoidance of doubt, payment in connection with normal operating business activities, such as salaries and reimbursement of business expenses shall not be deemed to violate the foregoing sentence.”

“7.4

Payment Currency. All payments and/or reimbursements under this Agreement must be based in U.S. Dollars ($) except (i) those in connection with the Service Charges and (ii) Reimbursement Payments, which shall be based and made in Brazilian Reais.”

“7.6

Invoices in Brazil. The Parties agreed that, to avoid tax inefficiencies, all Services Charges shall be invoiced by Airfox Brazil.”

“7.8

Taxes. Airfox shall be responsible for all taxes on all amounts paid to Airfox by Client in connection with the Service Charges, including but not limited to, all applicable income taxes, social security taxes, or withholding taxes, and Client shall have no responsibility to pay or withhold any such taxes.  Client shall be responsible for all taxes on all amounts paid to Airfox by Client in connection with the Payment and VV Funding, including but not limited to IOF (imposto sobre operações financeiras) on the amounts of the Convertible Notes and of the Additional Note. Airfox agrees to indemnify, defend and hold harmless Client and its Representatives from and against any and all Liabilities arising from any determination by any Governmental Authority that Client is required to withhold or pay any taxes for or on behalf of Airfox.”

“7.10

Late Payments.  Any payment and/or reimbursement due that is not received on the due date will accrue interest at a rate of one percent (1%) per month, or the highest rate allowed by applicable Law, whichever is lower.  For the avoidance of doubt, interest on late payments due is in addition to any remedies allowed by applicable Law.”

“7.11

Reimbursement Payments. Client shall submit invoices under this Agreement for the reimbursement of the VV Tasks performed since January 2019 (the “Reimbursement Payments”) to Airfox on a quarterly basis. Reimbursement Payments shall be made within fifteen (15) days from Airfox’s receipt of the applicable invoice (the “Reimbursement Due Date”). Before issuing an invoice, Client shall submit to Airfox a report (“Expenses Report”) indicating the VV Tasks and the respective amounts to be reimbursed under the relevant Reimbursement Payment. Airfox may question and/or dispute any item in the Expense Report by notifying Client within ten (10) days counted from Airfox´s receipt of the Expense Report. If a dispute is presented by Airfox, Client and Airfox shall resolve it in good faith within five (5) days of receipt of the dispute notification. If an Expense Report is not questioned or disputed in ten (10) days following its delivery to Airfox, it shall be deemed to be approved by Airfox, and Client shall deliver to Airfox the related invoice for Reimbursement Payment. Expense Reports and Invoices for Reimbursement Payments may be delivered in any manner provided in Section 21.6.”

1.6

Section 20. EFFECTS OF TERMINATION. By mutual consent, the Parties hereby agree to amend Section 20.9 of the Agreement to add new item (viii), which shall read as follows as from the date hereof:

“(viii)

All Additional Notes shall be cancelled.”

1.7

Schedule 3.1 DEVELOPMENT SERVICES. By mutual consent, the Parties hereby agree to amend Schedule 3.1 of the Agreement, which shall be in the form of Schedule 3.1 of this Amendment.

1.8

Schedule 4.1 LICENSE AND MAINTENANCE SERVICES. By mutual consent, the Parties hereby agree to amend Schedule 4.1 of the Agreement, which shall be in the form of Schedule 4.1 of this Amendment.

VALIDITY AND ENFORCEABILITY

1.9

All further terms and conditions of the Agreement and exhibits and schedules to the Agreement not expressly modified by this Amendment shall remain valid and in full force, as provided in the Agreement.

DISPUTE RESOLUTION

1.10

Any disputes arising out of or in connection with this Amendment shall be handled pursuant to Section 21.4 of the Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment the day and year first above written.

VIA VAREJO S.A.

By:_________________________________
Name:
Title:

CARRIER EQ, INC. d/b/a AIRFOX

By:_________________________________
Name:
Title:

AIRFOX SERVIÇOS E INTERMEDIAÇÕES LTDA.

By:_________________________________
Name:
Title:

EMPLOYEE STOCKHOLDERS

By:_________________________________
Name: Exsala Alcantara
Title:

By:_________________________________
Name: Luke Bayas
Title:

By:_________________________________
Name: Pablo Bello
Title:

By:_________________________________
Name: Justin Hoffmann
Title:

By:_________________________________
Name: Brian Kinney
Title:

By:_________________________________
Name: Cathy Melnikow
Title:

[Signature Page to First Amendment to the Services Agreement]

By:_________________________________
Name: Emanuel Moecklin
Title:

By:_________________________________
Name: Tiago Passinato
Title:

By:_________________________________
Name: Gustavo Ribeiro
Title:

By:_________________________________
Name: Victor Santos
Title:

By:_________________________________
Name: Katherine Sedat
Title:

By:_________________________________
Name: Andrew Wang
Title:

[Signature Page to First Amendment to the Services Agreement]

EXHIBIT B-1

Form of Additional Note

Attached

Schedule 3.1 (Development Services)

1.

Phase 1 Deliverables (Specification and Customization Phase):

1.1.

Integration of VV API (including its detailed specification, customization and installation on the Android platform).

1.2.

Integration with the CDCI to enable the authentication, digitalization, and payment of invoices related thereto (“Carnê Casas Bahia”). This integration shall provide Users with access, within the VV API, to all the functionalities that such Users currently have in Client retail locations, including:

(i)

the ability to view and accept the terms and conditions of the CDCI displayed in the Airfox Mobile Wallet screen, allowing the closing and execution of the CDCI through the VV API /Airfox Mobile Wallet;

(ii)

registration of the User’s acceptance of the CDCI agreement;

(iii)

display of the CDCI payment installments, including the ability to view payments made, payments paid and released, past due payments and pending payments;

(iv)

notification of upcoming installment due dates and/or past due payments; and

(v)

issuance of an identifiable number to enable invoice payment in point of sale at Client retail locations.

1.3.

Agreement on a pre-agreed list of changes, corrections and/or improvements to be implemented in the VV API and the Airfox Mobile Wallet.

2.

Phase 2 Deliverables (Features Phase):

2.1

The following features shall have been included and ready to use:

(i)

in connection with the VV API:

(a)

CDCI authentication and digitalization, and payment of invoices.

(ii)

in connection with the Airfox Mobile Wallet:

(a)

Transfer of funds and credit between Users (including the P2P platform);

(b)

QR code for credit transfer between Users;

(c)

Cellphones/smartphones recharge;

(d)

Recharge of public transportation tickets;

(e)

Deposits through invoices and bank transfers;

(f)

Cash back for credits resulting from use of the Airfox Mobile Wallet; and

(g)

Issuance of physical pre-paid debit card.

Schedule 4.1 (License and Maintenance Services)

1.

Phase 3 Deliverables (Successful Pilot Phase):

(i)

Distribute the Airfox Mobile Wallet in a single municipal area selected by Client (the “Selected Municipality”).

(ii)

The following feature shall have been included and ready to use:

(a)

in-app notifications to notify users of upcoming CDCI Installment Payment Due Dates.

(iii)

Airfox shall use commercially reasonable efforts to incentivize users to make timely CDCI installment payments.

2.

Phase 4 Deliverables (National Rollout):

(i)

Activation of CDCI Data in Airfox Mobile Wallet (client rollout) and maintenance, hosting and operation of the Airfox Mobile Wallet as set forth in the Agreement.

(ii)

Cash withdrawals (subject to Client´s system availability) /deposits in Client’s stores;